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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                              CV Therapeutics, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


              Delaware                                            43-1570294
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(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification no.)

3172 Porter Drive, Palo Alto, California                           94304
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(Address of principal executive offices)                 (zip code)


 If this Form relates to the             If this Form relates to the
 registration of a class of debt         registration of a class of debt
 securities and is effective upon        securities and is to become effective
 filing pursuant to General Instruction  simultaneously with the effectiveness
 A(c)(1) please check the following      of a concurrent registration statement
 box.  / /                               under the Securities Act of 1933
                                         pursuant to General Instruction
                                         A(c)(2) please check the following
                                         box.  / /

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class to                    Name of Each Exchange on Which
        be so Registered                       Each Class is to be Registered
     ----------------------                    ------------------------------
            None                                           None


        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of class)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 54 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-12675, filed with the Securities and Exchange Commission (the "Commission") on September 25, 1996 and is incorporated herein by reference.

ITEM 2.   EXHIBITS.

     Exhibit
     Number         Description
     --------------------------

     3.4            Form of Restated Certificate of Incorporation of the
                    Registrant.  (1)

     3.5            Form of Restated Bylaws of the Registrant.  (1)

     4.2            Specimen Certificate for Registrant's Common Stock.  (2)


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     (1)  Filed as the like-numbered exhibit on September 25, 1996 to
          Registrant's Form S-1 Registration Statement (No. 333-12675) and incorporated herein by reference.

     (2) Filed as the like-numbered exhibit on October 16, 1996 to Amendment No. 2 to Registrant's Form S-1 Registration Statement (No. 333-12675) and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CV THERAPEUTICS, INC.
                                   -------------------------------------------
                                             (Registrant)


Date:  October 29, 1996                 By:  /s/ Kathleen A. Stafford
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                                             Kathleen A. Stafford
                                             Chief Financial Officer